UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

AMM Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)  (Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700, Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

July 31, 2016

This Page Was Left Blank Intentionally

AMM FUNDS

PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS

JULY 31, 2016 (UNAUDITED)

Dear Shareholder,

Contributors and Detractors to Fund Performance

The Fallen Angels Income Fund:

For the fiscal year ended July 31, 2016, the Fallen Angels Income Fund had a total return of 5.47%, while its benchmark, the Dow Jones Moderate Portfolio Index had a total return of 4.57%.

The Fallen Angels Income Fund’s top equity contributors for the fiscal year included Paychex Inc., Microsoft Corp., and Johnson & Johnson. The top fixed income contributor was a corporate bond, Yum! Brands 3.75% due (11/1/2021).  The Yum! Brands corporate bond was a true fallen angel. The debt was previously rated investment grade but then management announced that they would undergo a corporate restructuring where Yum! Brands would spin-off its China businesses from the rest of the company. The old Yum! Brands would retain all debt in the spin-off plus take on more to facilitate a large share repurchase and a special onetime dividend. The spin-off and higher debt load lead the rating agencies to downgrade Yum! Brands’ current debt from investment grade to non-investment grade, or “junk”. We bought the bonds after the downgrade because we believe the new Yum! Brands will adequately cover operations, interest expense, and debt repayment with its operating income and free cash flow.

Detractors from fiscal year performance out of our equity allocation included Novartis AG, Wells Fargo & Company, Apple Inc., and SFX Entertainment Inc. A top detractor from the Fund’s fixed income allocation was California Resources 5.5% due 9/15/2021. Apple’s stock price came under pressure as 2016 revenue and operating income were less than the previous year. In 2015 Apple benefitted from a surge in demand for its new 6 series of iPhones including the 6+, a larger screen version. Apple also benefitted from selling into new markets like China. During 2016, Apple released its mid-cycle iPhone the 6s and the 6s+ which was met with much lower demand as to be expected, since the demand for  the original 6 series was extremely high. The smartphone market in developed countries is maturing too, as the majority of people within these markets already own a smartphone. Additionally, smartphone owners are increasing the time they are willing to wait to upgrade to a new phone. Apple’s growth expectations have come down and its stock price has come under pressure too. However, Apple generates such high returns on capital that even with lower growth it should generate plenty of excess cash to continue to fund dividend increases and share repurchases.

The Fallen Angels Income Fund remains overweight equities, high yield corporate bonds, and cash compared to its benchmark. For the majority of the Fund’s fiscal year, its relative overweight position to equities and high yield corporate bonds helped the Fund's performance.  The Fund's benchmark has a lower weighting to equities and high yield bonds and a larger weighting to high-grade government bonds.

As always, we feel immensely privileged to be entrusted with the stewardship of your capital and can assure you that we will continue to do our best every day to grow your wealth.

Gabriel Wisdom, Michael Moore, Glenn Busch

Portfolio Managers, AMM Funds

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN

                                   Periods Ended 7/31/2016

FUND/INDEX	One Year	Five Year	Since Inception *
The Fallen Angels Income Fund	5.47%	7.58%	3.49%
Dow Jones Moderate Portfolio Index	4.57%	6.61%	5.53%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
7/31/2014
7/31/2015
7/31/2016
The Fallen Angels Income Fund $13,963
Dow Jones Moderate Portfolio Index $16,870

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics. Investors cannot invest directly in an index.

Per the Fund's December 1, 2015 prospectus, the Fund's total annual operating expense ratio is 2.40%.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

PORTFOLIO ANALYSIS

JULY 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Industrials
8.16%
Information Technology
16.14%
Real Estate Investment Trust
2.90%
Real Estate
4.09%
Money Market Fund
2.43%
Consumer Discretionary
14.61%
Consumer Cyclical
2.93%
Consumer Staples
12.58%
Energy
2.39%
Financials
18.47%
Healthcare
15.30%

Portfolio composition is shown as of July 31, 2016 and is subject to change.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Shares		Value

COMMON STOCKS - 73.30%

Consumer Discretionary - 12.40%
2,075	McDonalds Corp.	$ 244,124
28,715	Rite Aid Corp. *	201,005
2,760	The Walt Disney Co.	264,822
6,710	Viacom, Inc. Class B	305,104
3,450	Yum! Brands, Inc.	308,499
		1,323,554
Consumer Staples - 12.56%
2,260	Anheuser-Busch InBev SA ADR	292,534
3,200	The Kraft Heinz Co.	276,448
2,100	PepsiCo, Inc.	228,732
2,605	Philip Morris International, Inc.	261,177
3,300	Procter & Gamble Co.	282,447
		1,341,338
Energy - 2.38%
2,860	Exxon Mobil Corp.	254,397

Financials - 10.41%
715	BlackRock, Inc.	261,869
4,680	JP Morgan Chase & Co.	299,380
5,700	Wells Fargo & Co.	273,429
3,540	Visa, Inc. Class A	276,297
		1,110,975
Healthcare - 13.20%
4,800	AbbVie, Inc.	317,904
4,030	Baxalta, Inc.	193,521
2,255	Johnson & Johnson	282,394
3,400	Novartis AG ADR	283,084
9,000	Pfizer, Inc.	332,010
		1,408,913
Industrials - 8.15%
9,300	General Electric Co.	289,602
3,110	Norfolk Southern Corp.	279,216
3,240	Union Pacific Corp.	301,482
		870,300
Information Technology - 14.20%
2,540	Apple, Inc.	264,693
3,050	MasterCard, Inc.	290,482
5,300	Microsoft Corp.	300,404
5,360	Paychex, Inc.	317,741
5,470	Qualcomm, Inc.	342,313
		1,515,633

* Non-income producing security during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

Shares		Value

Transportation - 0.00%
45,000	Sea Containers Ltd. Class A (Bermuda) † *	$ -

TOTAL FOR COMMON STOCKS (Cost $6,398,982) - 73.30%		7,825,110

CORPORATE BONDS - 8.98%

Consumer Cyclical - 2.93%
100,000	Amazon.com, Inc., 1.20%, 11/29/17	100,348
210,000	Outerwall, Inc., 5.875%, 06/15/21	212,625
		312,973
Consumer Discretionary - 2.20%
235,000	Yum! Brands, Inc., 3.75%, 11/1/21	235,000

Information Technology - 1.93%
200,000	Verisign, Inc., 4.625%, 05/1/23	205,750

Real Estate - 1.92%
205,000	Toys R Us PPTY Co. II, 8.5%, 12/1/17	204,744

TOTAL FOR CORPORATE BONDS (Cost $939,385) - 8.98%		958,467

PREFERRED SECURITIES - 10.76%

Financials - 6.51%
201	Bank of America Corp., Series L, 7.25%, 12/31/49	242,456
8,787	Charles Schwab Corp., Series B, 6.00%, 12/31/49	236,282
8,100	Discover Financial Services, Series B, 6.50%, 12/31/49	215,946
		694,684
Healthcare - 2.08%
248	Allergan Plc., 5.50%, Mandatory, 03/01/18 (Ireland)	222,292

Real Estate - 2.17%
8,380	American Homes 4 Rent, Series A, 5.00%, 12/31/49	231,288

TOTAL FOR PREFERRED SECURITIES (Cost $1,076,385) - 10.76%		1,148,264

REAL ESTATE INVESTMENT TRUST - 2.90%
8,640	Gaming & Leisure Properties, Inc.	309,571
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $287,199) - 2.90%		309,571

* Non-income producing security during the period.

† This security has been valued according to the fair value pricing policies of the Fund.

The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

STRUCTURED NOTES - 1.54%

Financials - 1.54%
25,000	JP Morgan Chase & Co., 4.095%, 08/31/28 **	$ 18,844
13,000	Morgan Stanley, 10.00%, 12/31/34	9,734
14,000	Morgan Stanley, 7.15%, 08/30/28 **	13,611
24,000	Morgan Stanley, 7.00%, 09/30/30	23,478
10,000	Morgan Stanley, 0.00%, 08/19/33 **	7,937
5,000	Morgan Stanley, 0.00%, 08/29/34 **	3,825
25,000	Morgan Stanley, 0.00%, 08/19/28 **	20,219
34,000	Natixis U.S. LLC., 0.00%, 08/29/33 **	23,800
10,000	Natixis U.S. LLC., 1.868%, 04/30/34 **	7,700
15,000	Natixis U.S. LLC., 0.00%, 03/31/34 **	11,456
10,000	Natixis U.S. LLC., 5.908%, 10/31/34 **	7,687
10,000	Nomura, 3.54%, 05/30/2034	8,275
10,000	The Bank of Nova Scotia, 0.768%, 08/28/34 (Canada) **	7,844
TOTAL FOR STRUCTURED NOTES (Cost $160,132) - 1.54%		164,410

SHORT-TERM INVESTMENT - 2.43%
259,194	First American Treasury Obligation Fund Class Z 0.21% **	259,194
SHORT-TERM INVESTMENT (Cost $259,194) - 2.43%		259,194

TOTAL INVESTMENTS (Cost $9,121,277) - 99.91%		10,665,016

OTHER ASSETS LESS LIABILITIES, NET - 0.09%		9,498

NET ASSETS - 100.00%		$ 10,674,514

** Variable rate security; the coupon rate shown represents the yield at July 31, 2016.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2016

Assets:
Investments in Securities, at Value (Cost $9,121,277)	$ 10,665,016
Receivables:
Due from Broker	18,541
Dividends and Interest	25,614
Prepaid Expenses	1,748
Total Assets	10,710,919
Liabilities:
Payables:
Management Fees	9,031
Administrative Fees	2,258
Distribution Fees	2,252
Shareholder Redemption	4,437
Accrued Expenses	18,427
Total Liabilities	36,405
Net Assets	$ 10,674,514

Net Assets Consist of:
Paid In Capital	$ 12,829,420
Accumulated Undistributed Net Investment Income	17,687
Accumulated Realized Loss on Investments	(3,716,332)
Unrealized Appreciation in Value of Investments	1,543,739
Net Assets, for 1,035,725 Shares Outstanding	$ 10,674,514

Net Asset Value Per Share	$ 10.31

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2016

Investment Income:
Dividends (net of foreign withholding of $3,897)	$ 269,188
Interest	48,999
Total Investment Income	318,187

Expenses:
Advisory	104,287
Administrative	26,072
Distribution (12b-1)	26,072
Transfer Agent	29,623
Registration	13,967
Custodian	8,351
Audit	16,113
Legal	11,525
Trustee	5,213
Printing and Mailing	656
Miscellaneous	3,869
Total Expenses	245,748

Net Investment Income	72,439

Realized and Unrealized Gain (Loss) on:
Realized Loss on Investments	(131,097)
Realized Gain on Options	9,113
Capital Gain Distributions from Portfolio Companies	319
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	674,885
Net Realized and Unrealized Gain on Investments	553,220

Net Increase in Net Assets Resulting from Operations	$ 625,659

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2016	7/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 72,439	$ 127,096
Net Realized Gain (Loss) on Investments & Options	(121,984)	82,970
Capital Gain Distributions from Portfolio Companies	319	-
Unrealized Appreciation (Depreciation) on Investments & Options	674,885	(166,125)
Net Increase in Net Assets Resulting from Operations	625,659	43,941

Distributions to Shareholders:
Net Investment Income	(79,601)	(142,657)
Realized Gain	-	-
Total Distributions Paid to Shareholders	(79,601)	(142,657)

Capital Share Transactions	390,311	(368,542)

Total Increase (Decrease) in Net Assets	936,369	(467,258)

Net Assets:
Beginning of Year	9,738,145	10,205,403

End of Year (Including Undistributed Net Investment Income of $17,687 and $24,849, respectively)
	$ 10,674,514	$ 9,738,145

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2016	7/31/2015	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Year	$ 9.85	$ 9.96	$ 9.19	$ 7.96	$ 7.74

Income (Loss) From Investment Operations:
Net Investment Income *	0.07	0.13	0.14	0.18	0.24
Net Gain (Loss) on Securities (Realized and Unrealized)	0.46	(0.10)	0.74	1.19	0.20
Total from Investment Operations	0.53	0.03	0.88	1.37	0.44

Distributions:
Net Investment Income	(0.07)	(0.14)	(0.11)	(0.14)	(0.22)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.07)	(0.14)	(0.11)	(0.14)	(0.22)

Net Asset Value, at End of Year	$ 10.31	$ 9.85	$ 9.96	$ 9.19	$ 7.96

Total Return **	5.47%	0.29%	9.59%	17.35%	5.93%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,675	$ 9,738	$ 10,205	$ 9,559	$ 9,324
Ratio of Expenses to Average Net Assets	2.36%	2.39%	2.32%	2.49%	2.33%
Ratio of Net Investment Income to Average Net Assets	0.70%	1.25%	1.39%	2.10%	3.19%
Portfolio Turnover	26.89%	35.17%	66.27%	43.58%	69.06%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2016

Note 1. Organization

The Fallen Angels Income Fund (the “Fund”) is a diversified series of AMM Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Fund commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Trust’s Board of Trustees (“the Board”).  The investment adviser to the Fund is American Money Management, LLC (the “Advisor”).

The AMM Value Fund, a series of the Trust, was liquidated on October 16, 2015.

The Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on the Fund's option transactions during the year.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Fund may sell a security that they do not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes - The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2012-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended July 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Valuation – The price (net asset value) of the shares of the Fund is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders- The Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Note 3.  Security Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Advisor to apply those methods in making fair value determinations, subject to board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of the investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Fixed income securities (corporate bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills with a maturity of 60 days or less are valued using amortized cost and included in Level 2 of the fair value hierarchy.

Derivative Instruments (equity options) – Listed derivatives that are actively traded, and valuations adjustments are not applied, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of July 31, 2016:

Income Fund	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 7,825,110	$ -	$ -	$ 7,825,110
Corporate Bonds	-	958,467	-	958,467
Preferred Securities	1,148,264	-	-	1,148,264
Real Estate Investment Trust	309,571	-	-	309,571
Structured Notes	-	164,410	-	164,410
Short-Term Investment	259,194	-	-	259,194
Total	$ 9,542,139	$ 1,122,877	$ -	$ 10,665,016

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended July 31, 2016. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  Transfers that were made out of the Fund represent securities that are now being valued using evaluated bid prices in active markets during the year ended July 31, 2016. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Fair Valuation- The investment in 45,000 shares of Sea Containers Ltd., in the Fund, has been valued at $0.00 per share.  This security has been valued according to the fair value pricing policies of the Fund.

Note 4.  Investment Management and Service Agreements

The Trust has entered into a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board, provides, or arranges to be provided, to the Fund investment advice and will furnish or arrange to be furnished a continuous investments program for the Fund consistent with the Fund’s investment objective and policies.  Under the Management Agreement, the

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%. For the year ended July 31, 2016, the Advisor earned a fee of $104,287 for the Fund. The Fund owed the Advisor management fees of $9,031 as of July 31, 2016.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, the Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the year ended July 31, 2016, the Advisor earned a fee of $26,072 from the Fund.  The Fund owed the Advisor administrative fees of $2,258 as of July 31, 2016.

The Trust has adopted with respect to the Fund, a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund incurs such distribution expenses at the rate of 0.25% per annum of the Fund’s average net assets. For the year ended July 31, 2016, the Fund accrued distribution (12b-1) fees under the Plan of $26,072. The Fund owed the Advisor $2,252 as of July 31, 2016.

Note 5.  Related Party Transactions

Gabriel B. Wisdom is a control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Fund.

For the year ended July 31, 2016, each Independent Trustee received $1,750 for his or her attendance at the regularly scheduled meetings of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Note 6.  Derivative Transactions

As of July 31, 2016 the Fund had no outstanding written call options. Transactions in written call options during the year ended July 31, 2016 were as follows:

	Number of Contracts	Premiums Received

Options outstanding at July 31, 2015	-	$ -
Options written	111	18,024
Options exercised	-	-
Options expired	(64)	(7,520)
Options terminated in closing purchase transaction	(47)	(10,504)
Options outstanding at July 31, 2016	-	$ -

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended July 31, 2016, by the Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Written & Purchased	Realized Gain on Options	$9,113	Change in Unrealized Appreciation on Options	$ -

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The location on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Schedule of Investments - Structured Notes               $ 164,410

Unrealized gains and losses on derivatives during the year ended July 31, 2016, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Investments” in the amount of $5,372.

There was no realized gain or loss on sales of Structured Notes for the Fund for the year ended July 31, 2016.

Note 7.  Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2016 was $12,829,420 for the Fund.

Transactions in capital stock for the fiscal years ended July 31, 2016 and 2015 were as follows:

	July 31, 2016		July 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	345,756	$ 3,196,751	50,359	$ 505,754
Shares issued in reinvestment of distributions	8,304	79,581	14,105	142,642
Shares redeemed	(307,153)	(2,886,021)	(100,581)	(1,016,938)
Net Decrease	46,907	$ 390,311	(36,117)	$ (368,542)

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

Note 8.  Investment Transactions

For the year ended July 31, 2016, purchases and sales of investment securities other than U.S. Government obligations aggregated $3,701,418 and $2,579,132. Purchases and sales of U.S. Government obligations aggregated $899,837 and $1,050,000. Purchases and sales of options aggregated $8,911 and $18,024.

Note 9.  Tax Matters

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of July 31, 2016, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Income Fund
Unrealized Appreciation (Depreciation)	$1,543,739
Undistributed Ordinary Income	17,687
Capital loss carryforward expiring +:
2017	(1,012,715)
2018	(2,126,805)
2019	(329,037)
No expiration – short term	(218,572)
No expiration – long term	(29,203)
Total Distributable Earnings	$(2,154,906)

The undistributed ordinary income and capital gains (losses) shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statement of assets and liabilities due to post-October capital loss deferrals on the Fund.

The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years.  The Fund will not make distributions from capital gains while a capital loss remains.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

As of July 31, 2016, the unrealized appreciation (depreciation) and tax cost of investment securities for the Fund were as follows:

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

Income
Gross unrealized appreciation on investment securities	$1,784,413
Gross unrealized depreciation on investment securities	(240,674)
Net unrealized appreciation on investment securities	$1,543,739

Cost of investment securities, including short-term investments	$9,121,277

The Fund paid distributions in the amount of $79,601, from ordinary income, for the year ended July 31, 2016.

The Fund paid distributions in the amount of $142,657, from ordinary income, for the year ended July 31, 2015.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of July 31, 2016, Charles Schwab, for the benefit of its customers, owned, in aggregate, approximately 87.50% of the Fund and may be deemed to control the Fund.

Note 11.  Subsequent Events

On September 20, 2016, the Board of Trustees held a regular meeting and nominated new trustees to replace the current trustees, and will be voted on by shareholders at a special meeting being held on October 14, 2016.  A proxy was filed with the Securities and Exchange Commission (“SEC”) on September 23, 2016, and mailing to shareholders commenced as well.  Shareholders on record at September 22, 2016 were entitled to vote on the proposal.

Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no other such events requiring disclosure.

Note 12.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of AMM Funds

We have audited the accompanying statements of assets and liabilities of the Fallen Angels Income Fund (the “Fund”), a series of AMM Funds, including the schedule of investments in securities, as of July 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fallen Angels Income Fund (the “Fund”), a series of AMM Funds, as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

September 23, 2016

AMM FUNDS

THE FALLEN ANGLES INCOME FUND

EXPENSE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2016 through July 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2016	July 31, 2016	February 1, 2016 to July 31, 2016

Actual	$1,000.00	$1,115.57	$12.31
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.23	$11.71

* Expenses are equal to the Fund's annualized expense ratio of 2.34%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AMM FUNDS

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2016 (UNAUDITED)

 TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee	Indefinite/ August 2006- present	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)	1	None
Linda J. Rock 211 23rd Street Del Mar, CA 92014 Year of Birth: 1957	Trustee	Indefinite/ August 2006 – present	Management Consultant, self-employed (1990-present)	1	None
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee	Indefinite/ August 2006 – present	President/CEO, Bottomline Marketing (2001-present); Marketing Professor, San Diego State University (2007-present)	1	None

AMM FUNDS

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS (CONTINUED)

JULY 31, 2016 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	President and Trustee	Indefinite/ Trustee June 2006 – present; Annual/President August 2006 – present.	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)	1	None
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Treasurer, Secretary and Chief Compliance Officer	Annual/ August 2006 – present as Treasurer; Annual and Indefinite, respectively /March 2012 to present as Secretary and Chief Compliance Officer.	Chief Investment Officer, American Money Management (2005 to present)	NA	NA

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund’s investment adviser.

2The "Fund Complex" consists of the AMM Funds.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2016 (UNAUDITED)

Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Fund's Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Fund’s SAI, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Form N-Q.  The Fund's first and third fiscal quarters end on April 30 and October 31. The Fund's Form N-Q is available on the SEC’s website at http://sec.gov, or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 663-8023.

This Page Was Left Blank Intentionally

Board of Trustees

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Advisor

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the AMM Funds. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 12,000

FY 2015

$ 20,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2016

$ 0

$ 0

FY 2015

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2016

$ 2,200

$ 0

FY 2015

$ 4,200

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2016

$ 0

$ 0

FY 2015

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2016

$ 2,200

$ 0

FY 2015

$ 4,200

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

AMM Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date October 3, 2016

By /s/Michael Moore

      Michael Moore

      Secretary

Date October 3, 2016